Exhibit 99.1
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                           OCWEN FINANCIAL CORPORATION
                          OCWEN ASSET INVESTMENT CORP.
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FOR IMMEDIATE RELEASE                          FOR FURTHER INFORMATION, CONTACT:
                                               A. RICHARD HURWITZ
                                               VP, CORPORATE COMMUNICATIONS
                                               T: (561) 682-8575
                                               E: rhurwitz@ocwen.com
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          OCWEN FINANCIAL CORPORATION AND OCWEN ASSET INVESTMENT CORP.
    SET RECORD AND MEETING DATES FOR SHAREHOLDERS TO VOTE ON MERGER PROPOSALS

WEST PALM BEACH, FL - (August 18, 1999) Ocwen Financial Corporation (NYSE: OCN) and Ocwen Asset Investment Corp. (NYSE: OAC), a publicly traded real estate investment trust, today announced that each Company has set a record date of August 26, 1999, for notice of and the right to vote at each Company's Special Meeting of Shareholders. At these Special Meetings, the shareholders will consider and vote upon proposals relating to the proposed acquisition of OAC by Ocwen Financial. Each of the Special Meetings will be held on October 7, 1999.

The merger agreement provides for Ocwen Financial to acquire OAC for 0.71 shares of Ocwen Financial common stock for each outstanding share of OAC common stock (other than those OAC shares owned by Ocwen Financial or its subsidiaries). The merger, which is structured to be taxable to the OAC shareholders, is expected to close in the fourth quarter of 1999, and is subject to antitrust approvals and the approval of the shareholders of each of Ocwen Financial and OAC.

Ocwen Financial Corporation is a $3.0 billion financial institution headquartered in West Palm Beach, Florida. The Company's primary businesses are the acquisition, servicing, and resolution of subperforming and nonperforming residential and commercial mortgage loans. Ocwen also specializes in the related development of loan servicing technology and software for the mortgage and real estate industries. Additional information about Ocwen Financial Corporation is available at WWW.OCWEN.COM.

Ocwen Asset Investment Corp., a real estate investment trust, is also headquartered in West Palm Beach, Florida and has invested in underperforming commercial real estate, subordinate commercial mortgage-backed securities, subordinate and residual residential mortgage-backed securities, and commercial and residential mortgage loans. Additional information about Ocwen Asset Investment Corp. is available at WWW.OCWEN.COM -- OAC.

CERTAIN STATEMENTS CONTAINED HEREIN ARE NOT BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "EXPECT," "WILL" OR FUTURE OR CONDITIONAL VERB TENSES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO RISKS, UNCERTAINTIES AND CHANGES WITH RESPECT TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, THE ABILITY OF OCWEN FINANCIAL AND OAC TO CONSUMMATE THE MERGER, SATISFACTION OR FULFILLMENT OF AGREED UPON TERMS AND CONDITIONS OF CLOSING OR PERFORMANCE, INTEGRATION OF ACQUIRED BUSINESSES, ABILITY TO REPAY OR REFINANCE INDEBTEDNESS (AT MATURITY OR UPON ACCELERATION) AND THE MARKET PRICES OF THE COMMON STOCK OF OCWEN FINANCIAL AND OAC. FOR ADDITIONAL FACTORS THAT MAY IMPACT FORWARD-LOOKING STATEMENTS IN THIS DOCUMENT OR OTHER FORWARD-LOOKING STATEMENTS MADE BY OCWEN FINANCIAL OR OAC FROM TIME TO TIME, PLEASE REFER TO EXHIBIT 99.1 TO OCWEN FINANCIAL'S MOST RECENT QUARTERLY REPORT ON FORM 10-Q AND EXHIBIT 99.2 TO OAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K, EACH AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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